EXHIBIT 20.1

                                                           [HANOVER DIRECT LOGO]
FOR IMMEDIATE RELEASE

CONTACT:          Hanover Direct, Inc                        The MWW Group
                  Edward M. Lambert                          Rich Tauberman
                  E.V.P & Chief Financial Officer            Tel: (201) 507-9500
                  Tel: (201) 272-3325

                   HANOVER DIRECT, INC. REPORTS IMPROVEMENT IN
      FISCAL 2002 RESULTS FROM OPERATIONS OF $23.6 MILLION OVER PRIOR YEAR

EDGEWATER, NJ, March 25, 2003 - Hanover Direct, Inc. (AMEX:HNV) today announced operating results for the 52 weeks ended December 28, 2002.

From operations, the Company reported a loss of $0.4 million for the year ended December 28, 2002 compared with a $24.0 million loss from operations for the year ended December 29, 2001. Hanover Direct achieved this nearly break-even operating result for fiscal 2002 despite recording $4.4 million in special charges related to the Company's previously announced strategic business realignment program and $3.5 million in unusual litigation costs.

Overall, Hanover Direct reported a net loss of $9.1 million for the year ended December 28, 2002 compared with a net loss of $5.8 million for the year ended December 29, 2001. Fiscal year 2001 included the gains on sale of the Company's IMPROVEMENTS business and Kindig Lane facility of $24.8 million and fiscal year 2002 included a reduction to the carrying value of deferred tax assets of $3.7 million.

Hanover Direct also reported a net loss applicable to common shareholders of $24.7 million or $0.18 per share for the year ended December 28, 2002 compared with a net loss to common shareholders of $16.6 million or $0.08 per share for the year ended December 29, 2001. The net results applicable to common shareholders reflect preferred dividends and accretion of $15.6 million and $10.7 million in fiscal years 2002 and 2001, respectively. The weighted average number of shares outstanding was 138,280,196 and 210,535,959 for the fiscal years ended December 28, 2002 and December 29, 2001, respectively.

The Company also announced that EBITDA (earnings before interest, taxes, depreciation and amortization) adjusted to add back stock option expense was $7.1 million for the year ended December 28, 2002. Since the results for fiscal years 2002, 2001 and 2000 contain certain unusual expenses and gains, management is releasing below in Attachment II a reconciliation of reported EBITDA and "comparative" EBITDA, exclusive of certain unusual expenses and gains, for all three years. Attachment II illustrates that comparative EBITDA for fiscal year 2002 increased by $17.9 million over fiscal year 2001 and by $44.4 million over fiscal year 2000. Management believes that EBITDA as outlined in Attachment II offers a useful additional tool for evaluating ongoing operating performance.

Net revenues decreased $74.6 million or 14.0% for the year ended December 28, 2002 to $457.6 million from $532.2 million for the year ended December 29, 2001. This decrease was due in part to the sale of the IMPROVEMENTS business on June 29, 2001 which accounted for $34.1 million of the reduction. The discontinuance of the DOMESTICATIONS KITCHEN & GARDEN, KITCHEN & HOME, ENCORE and TURIYA catalogs contributed an additional $6.4 million to the reduction. Revenues for continuing businesses in fiscal year 2002 decreased by $34.1 million or 6.9%. Overall circulation for the continuing businesses decreased by 9.0% from the prior year with almost all of the decrease in continuing revenue stemming from reductions in unprofitable circulation. Net sales including postage and handling through the Internet improved by $20.4 million or 30.4% to $87.3 million from $66.9 million in 2001 excluding sales from the IMPROVEMENTS business that was sold during 2001. Internet sales for Hanover Direct amounted to 20.3% of Brand Sales (total revenues less third-party fulfillment sales and membership programs.)

A conference call with the management of Hanover Direct, Inc. to review the Fiscal 2002 full year operating results and ongoing restructuring activities will be held on Wednesday, March 26, 2003 at 10 a.m. Eastern Standard Time. If you would like to participate in the call, please call 877-715-5321 (domestic) and 973-935-8506 (International) between 9:50 a.m. and 9:55 a.m. Eastern Time. The call will begin promptly at 10:00 a.m. Eastern Standard Time. A re-play of the conference will be available from 12:00 p.m. Eastern Standard Time on Wednesday, March 26, 2003 until 12:00 p.m. Eastern Standard Time on Thursday, March 27, 2003 and can be accessed by calling 877-519-4471 (domestic) and 973-341-3080 (International) and entering the Reservation No.: 3813423.

The Hanover Direct, Inc. 2003 Annual Shareholders Meeting has been scheduled for Thursday, May 15, 2003. The meeting will be held at the Sheraton Suites on the Hudson, 500 Harbor Boulevard, Weehawken, New Jersey and will commence at 9:30 a.m. The Sheraton Suites on the Hudson are directly across the street from the Lincoln Harbor stop on the New York Waterway Ferry. The record date for voting at the annual meeting is April 2, 2003.

ABOUT HANOVER DIRECT, INC.
Hanover Direct, Inc. (AMEX: HNV) and its business units provide quality, branded merchandise through a portfolio of catalogs and e-commerce platforms to consumers, as well as a comprehensive range of Internet, e-commerce, and fulfillment services to businesses. The Company's catalog and Internet portfolio of home fashions, apparel and gift brands include DOMESTICATIONS, THE COMPANY STORE, COMPANY KIDS, SILHOUETTES, INTERNATIONAL MALE, SCANDIA DOWN, and GUMP'S BY MAIL. The Company owns GUMP'S, a retail store based in San Francisco. Each brand can be accessed on the Internet individually by name. Keystone Internet Services, LLC (www.keystoneinternet.com), the Company's third party fulfillment operation, also provides the logistical, IT and fulfillment needs of the Company's catalogs and web sites. Information on Hanover Direct, including each of its subsidiaries, can be accessed on the Internet at www.hanoverdirect.com.

================================================================================

ATTACHMENT I - HDI FY2002 FINANCIALS

                      HANOVER DIRECT, INC. AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                 (IN THOUSANDS OF DOLLARS, EXCEPT SHARE AMOUNTS)


                                                  DECEMBER 28,  DECEMBER 29,
                                                     2002          2001
                                                 ------------   ------------


                                      ASSETS
CURRENT ASSETS:

      Cash and cash equivalents                   $     785    $   1,121
      Accounts receivable, net                       16,945       19,456
      Inventories                                    53,131       59,223
      Prepaid catalog costs                          13,459       14,620
      Deferred tax asset, net                          --          3,300
      Other current assets                            3,967        3,000
                                                  ---------    ---------
         Total Current Assets                        88,287      100,720
                                                  ---------    ---------
PROPERTY AND EQUIPMENT, AT COST:
      Land                                            4,395        4,509
      Buildings and building improvements            18,205       18,205
      Leasehold improvements                          9,915       12,466
      Furniture, fixtures and equipment              56,094       59,287
                                                  ---------    ---------
                                                     88,609       94,467
      Accumulated depreciation and amortization     (59,376)     (60,235)
                                                  ---------    ---------
           Property and equipment, net               29,333       34,232
                                                  ---------    ---------
Goodwill, net                                         9,278        9,278
Deferred tax asset, net                              12,400       11,700
Other assets                                            902        1,731
                                                  ---------    ---------
           Total Assets                           $ 140,100    $ 157,661
                                                  =========    =========

                      HANOVER DIRECT, INC. AND SUBSIDIARIES
                     CONSOLIDATED BALANCE SHEETS (CONTINUED)
                 (IN THOUSANDS OF DOLLARS, EXCEPT SHARE AMOUNTS)



                                                                           DECEMBER 28,    DECEMBER 29,
                                                                              2002            2001
                                                                           ------------    ------------

                        LIABILITIES AND SHAREHOLDERS' DEFICIENCY

CURRENT LIABILITIES:
     Current portion of long-term debt and capital lease obligations          $   3,802    $   3,162
     Accounts payable                                                            42,873       46,348
     Accrued liabilities                                                         26,351       25,132
     Customer prepayments and credits                                             4,722        5,143
       Deferred tax liability                                                     1,100         --
                                                                              ---------    ---------
              Total Current Liabilities                                          78,848       79,785
                                                                              ---------    ---------
NON-CURRENT LIABILITIES:
     Long-term debt                                                              21,327       26,548
     Other                                                                        6,387       10,233
                                                                              ---------    ---------
              Total Non-current Liabilities                                      27,714       36,781
                                                                              ---------    ---------
              Total Liabilities                                                 106,562      116,566
                                                                              ---------    ---------
SERIES B PARTICIPATING PREFERRED STOCK, authorized, issued and outstanding,
     1,622,111 shares at December 28, 2002 and
December 29, 2001                                                                92,379       76,823
SHAREHOLDERS' DEFICIENCY:
     Common Stock, $.66 2/3 par value, 300,000,000 shares authorized;
     140,436,729 shares issued and outstanding at December 28, 2002 and
     140,336,729 shares issued and outstanding at December 29, 2001              93,625       93,558
     Capital in excess of par value                                             337,507      351,558
     Accumulated deficit                                                       (486,627)    (477,497)
                                                                              ---------    ---------
                                                                                (55,495)     (32,381)
                                                                              ---------    ---------
Less:
     Treasury stock, at cost (2,120,929 shares at December 28, 2002 and
        2,100,929 shares at December 29, 2001)                                   (2,996)      (2,942)
     Notes receivable from sale of Common Stock                                    (350)        (405)
                                                                              ---------    ---------
              Total Shareholders' Deficiency                                    (58,841)     (35,728)
                                                                              ---------    ---------
              Total Liabilities and Shareholders' Deficiency                  $ 140,100    $ 157,661
                                                                              =========    =========

                      HANOVER DIRECT, INC. AND SUBSIDIARIES
                    CONSOLIDATED STATEMENTS OF INCOME (LOSS)
               (IN THOUSANDS OF DOLLARS, EXCEPT PER SHARE AMOUNTS)


                                                     FOR THE 13-WEEKS ENDED   FOR THE 52-WEEKS ENDED
                                                    -----------------------   ----------------------
                                                     DECEMBER     DECEMBER     DECEMBER     DECEMBER
                                                     28, 2002     29, 2001     28, 2002     29, 2001
                                                    ---------    ---------    ---------    ---------
NET REVENUES                                        $ 128,251    $ 136,933    $ 457,644    $ 532,165
                                                    ---------    ---------    ---------    ---------

OPERATING COSTS AND EXPENSES:
     Cost of sales and operating expenses              80,152       87,054      290,531      339,556
     Special charges                                    2,702        5,196        4,398       11,277
     Selling expenses                                  28,685       33,649      105,239      141,140
     General and administrative expenses               15,452       12,377       52,258       56,727
     Depreciation and amortization                      1,274        1,751        5,650        7,430
                                                    ---------    ---------    ---------    ---------
                                                      128,265      140,027      458,076      556,130
                                                    ---------    ---------    ---------    ---------

LOSS FROM OPERATIONS                                      (14)      (3,094)        (432)     (23,965)
     Gain on sale of Improvements                        (252)        (422)        (570)     (23,240)
     Gain on sale of Kindig Lane                         --           --           --         (1,529)
                                                    ---------    ---------    ---------    ---------

(LOSS) INCOME BEFORE INTEREST AND
INCOME TAXES                                              238       (2,672)         138          804
     Interest expense, net                              1,461        1,427        5,477        6,529
                                                    ---------    ---------    ---------    ---------

                                                                                 (5,339)      (5,725)
LOSS BEFORE INCOME TAXES                               (1,223)      (4,099)
     Income tax provision                               3,701           30        3,791          120
                                                    ---------    ---------    ---------    ---------

NET LOSS AND COMPREHENSIVE
LOSS                                                   (4,924)      (4,129)      (9,130)      (5,845)

     Preferred stock dividends and accretion            4,964        1,789       15,556       10,745
                                                    ---------    ---------    ---------    ---------

NET LOSS APPLICABLE TO COMMON
SHAREHOLDERS                                        $  (9,888)   $  (5,918)   $ (24,686)   $ (16,590)
                                                    =========    =========    =========    =========

NET LOSS PER COMMON SHARE:
     Net loss per common share - basic and
     diluted                                        $    (.07)   $    (.03)   $    (.18)   $    (.08)
                                                    =========    =========    =========    =========
     Weighted average common shares outstanding -
     basic (thousands)                                138,316      204,828      138,280      210,536
                                                    =========    =========    =========    =========
     Weighted average common shares outstanding -
     diluted (thousands)                              138,316      204,828      138,280      210,536
                                                    =========    =========    =========    =========


                      HANOVER DIRECT, INC. AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                            (IN THOUSANDS OF DOLLARS)



                                                                                          FOR THE 52- WEEKS ENDED
                                                                                         ------------------------
                                                                                           DECEMBER 28,  DECEMBER 29,
                                                                                               2002         2001
                                                                                         --------------  -----------
CASH FLOWS FROM OPERATING ACTIVITIES:                                                           $               $
Net loss                                                                                   (9,130)        (5,845)
Adjustments to reconcile net loss to net cash used in operating activities:
     Depreciation and amortization, including deferred fees                                 7,203          8,112
     Special charges                                                                          323          3,345
     Deferred tax asset                                                                     3,700           --
     Gain on sale of Improvements                                                            (570)       (23,240)
     Gain on sale of Kindig Lane                                                             --           (1,529)
     Gain on sale of property & equipment                                                    (167)          --
     Compensation expense related to stock options                                          1,332          1,841
Changes in assets and liabilities, net of sale of business:
     Accounts receivable, net                                                               2,207          7,398
     Inventories                                                                            6,092          7,077
     Prepaid catalog costs                                                                  1,161          4,456
     Accounts payable                                                                      (3,475)       (12,818)
     Accrued liabilities                                                                    1,219        (11,117)
     Customer prepayments and credits                                                        (421)          (300)
     Other, net                                                                            (4,814)         1,400
                                                                                         --------       --------
Net cash used in operating activities                                                       4,659        (21,220)
                                                                                         --------       --------
CASH FLOWS FROM INVESTING ACTIVITIES:
     Acquisitions of property and equipment                                                  (639)        (1,627)
     Proceeds from sale of Improvements                                                       570         30,036
     Proceeds from sale of Kindig Lane                                                       --            4,671
     Proceeds from disposal of property & equipment                                           169           --
                                                                                         --------       --------
Net cash (used) provided by investing activities                                              100         33,080
                                                                                         --------       --------
CASH FLOWS FROM FINANCING ACTIVITIES:
     Net borrowings under Congress revolving loan facility                                 (4,704)        (2,189)
     Borrowings under Congress Tranche B term loan facility                                 3,500           --
     Payments under Congress Tranche A term loan facility                                  (1,991)        (5,208)
     Payments under Congress Tranche B term loan facility                                  (1,314)        (1,069)
     Payments of long-term debt and  capital lease obligations                               (104)           (90)
     Payment of debt issuance cost                                                           (722)        (3,095)
     Series B Preferred Stock Transaction Cost Adjustment                                     215           --
     Redemption of 7.5% Convertible Debentures                                               --             (751)
     Other, net                                                                                25            (28)
                                                                                         --------       --------
Net cash provided (used) by financing activities                                           (5,095)       (12,430)
                                                                                         --------       --------
Net decrease in cash and cash equivalents                                                    (336)          (570)
Cash and cash equivalents at the beginning of the year                                      1,121          1,691
                                                                                         --------       --------
Cash and cash equivalents at the end of the period                                              $               $
                                                                                              785          1,121
                                                                                         ========       ========

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Cash paid for:                                                                                  $               $

     Interest                                                                               3,405          5,286
     Income taxes                                                                             193            150
Non-cash investing and financing activities:

                                                                                                $               $
     Series B Participating Preferred Stock redemption price increase                      15,556           --
     Stock dividend and accretion of Series A Cumulative Participating Preferred Stock       --           10,745
     Redemption of Series A Cumulative Participating Preferred Stock and Accrued Stock       --           82,390

     Issuance of Series B Preferred Stock                                                    --           76,823
     Tandem share expirations                                                                  55            719
     Capital lease obligations                                                                 32              9


         ATTACHMENT II -

      HDI EBITDA COMPARISON SCHEDULE
      ------------------------------
      (IN THOUSANDS OF DOLLARS)

                                                   FY 2002      FY 2001      FY2000
                                                  ---------    ---------    ---------

NET REVENUES                                      $ 457,644    $ 532,165    $ 603,014

INCOME (LOSS) BEFORE INTEREST & TAXES             $     138    $     804    $ (70,552)

Add: Depreciation and amortization                    5,650        7,430        9,090
                                                  ---------    ---------    ---------

EARNINGS, BEFORE INTEREST, TAXES DEPRECIATION &   $   5,788    $   8,234    $ (61,462)
AMORTIZATION (EBITDA)

Add: Stock option expense                             1,332        1,841        5,175
                                                  ---------    ---------    ---------

EBITDA AS DEFINED FOR DEBT COVENANTS              $   7,120    $  10,075    $ (56,287)

Less: Gain on sale of IMPROVEMENTS business            (570)     (23,240)
Less: Gain on sale of Kindig Lane facility                        (1,529)
Add: special charges                                  4,398       11,277       19,126
Add: write-down of inventory                                                    2,048
Add: unusual litigation (Kaul & Schupak)              3,507         --          5,212
                                                  ---------    ---------    ---------

COMPARATIVE EBITDA                                $  14,455    $  (3,417)   $ (29,901)

FY2002 INCREASE OVER FY2001                       $  17,872
FY2002 INCREASE OVER FY2000                       $  44,356
